SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 18, 2009

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010
(Commission File Number)	(IRS Employer Identification No.)

5840 El Camino Real, Suite 106, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry Into a Material Definitive Agreement.

Effective November 18, 2009, Phoenix Footwear Group, Inc. (“Phoenix Footwear” or the “Company”) and its subsidiaries together with Wells Fargo Bank, National Association (“Wells Fargo”), entered into a Fourth Amendment to Forbearance Agreement and Sixth Amendment to Credit and Security Agreement (the “Sixth Amendment”). The Sixth Amendment amends and modifies certain terms of the Credit and Security Agreement dated June 10, 2008 (the “Credit Agreement”), as amended by the Forbearance Agreement and First Amendment to Credit and Security Agreement dated July 7, 2009 (the “First Amendment”), the First Amendment to Forbearance Agreement and Second Amendment to Credit and Security Agreement dated July 24, 2009 (the “Second Amendment”), the Second Amendment to Forbearance Agreement and Third Amendment to Credit and Security Agreement dated September 29, 2009 (the “Third Amendment”), the Third Amendment to Forbearance Agreement and Fourth Amendment to Credit and Security Agreement dated October 15, 2009 (the “Fourth Amendment”), and the Fifth Amendment to Credit and Security Agreement dated November 5, 2009 (the “Fifth Amendment”) among Phoenix Footwear and its subsidiaries and Wells Fargo.

Under the terms of the Sixth Amendment, the following changes were made to the Credit Agreement:

•	The maximum availability under the line of credit has been reduced to $4.95 million (subject to a borrowing base limit);

•	The borrowing base has been changed by decreasing the inventory sublimit to $2.0 million;

•	The Chambers earn-out payment received on November 16, 2009 from Tandy Brands, which was due in connection with Chambers sale, such payment shall be applied in the following order:

•

First, to the repayment of the principal amount of the Revolving Note in the amount of approximately $297,000, with a corresponding permanent reduction of availability under the revolving line of credit, which is no longer available for reborrowing unless consented to by Wells Fargo; and

•

Second, to the repayment of the outstanding principal amount of the Revolving Note in the amount of $300,000, which will not affect the maximum availability under the revolving line of credit and may be reborrowed in accordance with, and subject to, the terms of the Credit Agreement;

•

Subsequent Chambers earn-out payments will be applied to the repayment of the Revolving Note, with a corresponding permanent reduction of availability under the revolving line of credit, which will not be available for reborrowing unless consented to by Wells Fargo; and

•	The maturity date for the revolving line of credit and the expiration of the forbearance period being extended to November 30, 2009.

Under the Sixth Amendment, Wells Fargo agreed, during a forbearance period, to refrain from exercising any rights and remedies which it is or may become entitled to as a result of the existing past financial covenant defaults (the “Specified Events of Default”). The forbearance period began on July 9, 2009 and ends on November 30, 2009, subject to earlier termination at the election of Wells Fargo in the event of an occurrence of any event of default under the Credit Agreement other than the Specified Events of Default, and subject to automatic termination in the event of the occurrence of certain insolvency proceedings involving Phoenix Footwear or its subsidiaries.

In addition to the Sixth Amendment, the Company has received confirmation from Wells Fargo that the condition under the Forbearance Agreement that required the Company to engage a financial consulting firm has been satisfied and is no longer required.

As of November 20, 2009, the Company had $2.3 million outstanding under the Credit Agreement with remaining availability of $239,000. The Company is engaged in discussions with several different financing sources to provide the Company with proceeds to repay in full its revolving line of credit debt on or before November 30, 2009. There is no assurance, however, that the Company will be able to obtain such a facility on acceptable terms and covenants or when and if the Company will be able to repay its current facility in full. If the Company is unable to complete a financing transaction prior to November 30, 2009, the Company plans to seek an additional extension of the forbearance period so that it may complete such a transaction. There is no assurance that it will be granted or the terms and conditions thereof. If such a request is not granted, Wells Fargo may accelerate the Company’s indebtedness and/or foreclose on its assets.

The description of the agreements above is qualified in its entirety by reference to the full text of the applicable agreements, copies of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2010.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include, but are not limited to, statements regarding extension of the Wells Fargo forbearance period, the refinancing of Phoenix Footwear’s indebtedness with Wells Fargo and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” “exploring,” or similar expressions. No assurances can be given that the future results or events covered by such forward-looking statements will be achieved or that the transactions described herein will be consummated. Further, investors are cautioned that all forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. More information about potential factors that could affect these forward-looking statements are included in the documents that the Phoenix Footwear files with the Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K, including under the heading “Cautionary Statement Concerning Forward-Looking Information” contained in the Phoenix Footwear’s Annual Report on Form 10-K for the fiscal year ended January 3, 2009 filed with the SEC, all of which are available at the SEC’s website (http://www.sec.gov). All forward-looking statements included in this filing are based on information available at the time of this filing, and the Phoenix Footwear assumes no obligation to update any forward-looking statements after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Dated: November 24, 2009		/s/ DENNIS T. NELSON
	Name:	Dennis T. Nelson
	Title:	Chief Financial Officer